American Century Investment Trust Prospectus Supplement Inflation Protection Bond Fund
Supplement dated July 15, 2011 ¡ Prospectus dated August 1, 2010

Effective August 31, 2011, the fund’s benchmark will change from the Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index to the Barclays Capital U.S. 1-5 Year Treasury Inflation Protected Securities (TIPS) Index. The fund’s investment advisor believes that the duration of the Barclays Capital U.S. 1-5 Year Treasury Inflation Protected Securities (TIPS) Index aligns better with the fund’s duration.

Also effective August 31, 2011, the maximum front-end sales charge will change to 2.25% from 4.50% for A Class shares.

©2011 American Century Proprietary Holdings, Inc. All rights reserved.

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